UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2006

MORRIS PUBLISHING GROUP, LLC

(Exact name of registrant as specified in its charter)

Georgia

(State or other jurisdiction of incorporation)

333-112246	58-1445060
(Commission File Number)	(IRS Employer Identification No.)

725 Broad Street; Augusta, Georgia	30901
(Address of principal executive offices)	(Zip Code)

(706) 724-0851

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 7, 2006, Morris Publishing Group, LLC issued a press release announcing its participation in the JPMorgan Annual High Yield Conference and the availability of an investor slide presentation and management’s script for the presentation, including estimates of fourth quarter 2005 operating results. A copy of Morris Publishing’s press release is furnished as Exhibit 99.1 and is incorporated herein by reference. A copy of Morris Publishing’s investor slide presentation is furnished as Exhibit 99.2 and pages numbered 9, 22-28, 33, 34, 36 and 37 are incorporated herein by reference. A copy of management’s script for the presentation is furnished as Exhibit 99.3 and is incorporated herein by reference. A copy of the press release, the investor slide presentation, and management’s script will be posted on the Company’s web site at www.morris.com.

Item 7.01. Regulation FD Disclosure.

On February 7, 2006, Morris Publishing Group, LLC issued a press release announcing its participation in the JPMorgan Annual High Yield Conference and the availability of an investor slide presentation and management’s script for the presentation, including estimates and guidance for fourth quarter 2005 and annual 2006 operating results. A copy of Morris Publishing’s press release is furnished as Exhibit 99.1 and is incorporated herein by reference. A copy of Morris Publishing’s investor slide presentation is furnished as Exhibit 99.2 and is incorporated herein by reference. A copy of management’s script for the presentation is furnished as Exhibit 99.3 and is incorporated herein by reference. A copy of the press release, the investor slide presentation, and management’s script will be posted on the Company’s web site at www.morris.com.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release of Morris Publishing Group, LLC, dated February 7, 2006.

99.2	Investor slide presentation.

99.3	Management’s script for investor presentation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2006	MORRIS PUBLISHING GROUP, LLC

	By:	/s/ Steve K. Stone
Steve K. Stone Senior Vice President and Chief Financial Officer

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